FOR IMMEDIATE RELEASE

Tornado Gold Reaches New Joint Venture Agreement with Allied Nevada Gold on Two Properties.

RENO, NEVADA – February 8, 2008 - Tornado Gold International Corporation (OTC BB:TOGI.OB - News) (the "Company") is pleased to announce that a preliminary agreement has been reached with Allied Nevada Gold whereby the Company will be relieved of its joint venture obligations respecting 13 properties under a letter agreement signed between the Company and Allied. Under the preliminary agreement, the Company will continue to work with Allied in a joint venture on two of the most prospective properties, the Illipah and NT Green Properties for further exploration. These two properties join the Jack Creek Property and together constitute the three most prospective properties in the Company’s portfolio. Tornado will concentrate its efforts on these three properties over the next year and expects to drill two of them before year’s end.

For further information please contact:
Tornado International Gold Corporation
Earl Abbott, President & CEO
Phone: 775-846-8398
Email: earl.w.abbott@gmail.com

Safe Harbor Statement:

This news release includes statements about expected future events and/or results that are forward-looking in nature and subject to risks and uncertainties. Forward-looking statements in this release include, but are not limited to that we expect to drill two of our properties before year’s end. It is important to note that actual outcomes and the Company's actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include the uncertainty of the requirements demanded by environmental agencies, the Company’s ability to raise financing for operations, potential delays or obstacles in drilling and/or interpreting data, market fluctuations and spot prices for gold, and the possibility that no commercial quantities of gold are found or recoverable. For more risk factors about our Company, readers should refer to risk disclosure in our most recent 10-K and Form 10-Q filed on Edgar.